UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event      February 9, 2007 (February 8, 2007)
                 reported)                   -----------------------------------


                              L. B. Foster Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                          000-10436                  25-1324733
--------------------------------------------------------------------------------
 (State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


415 Holiday Drive, Pittsburgh, Pennsylvania                           15220
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 (Address of principal executive offices)                           (Zip Code)


 Registrant's telephone number, including area code     (412) 928-3417
                                                        ------------------------

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement


Effective February 8, 2007, the Registrant and its subsidiaries, CXT Incorporated, Natmaya, Inc. and Fosmart, Inc. (collectively the "Company") executed the Third Amendment to the Revolving Credit and Security Agreement originally dated May 5, 2005 (the "Agreement') by and among the Company and PNC Bank National Association, as lender and agent, LaSalle Bank National Association and First Commonwealth Bank. The Third Amendment is attached hereto as Exhibit 10.0.3 and incorporated herein in its entirety.

Under the Third Amendment, debt placed in LIBOR tranches will be priced at prevailing LIBOR rates, plus 1.25%. Debt placed in other tranches will be priced at the prevailing prime rate minus 1.00%. The "Facility Fee" has been set at ..25%.

The Third Amendment also permits the Company to use various additional debt instruments to finance capital expenditures, outside of borrowings under the Agreement. The amount of miscellaneous debt the Company may incur, in addition to debt under the Agreement and certain specifically permitted debt, has been increased to $10M. The Third Amendment increased the Company's permitted annual capital expenditures to $12M effective for the 2006 fiscal year.


Item 9.01         Financial Statements and Exhibits


(c)      Exhibits

10.0.3 Third Amendment dated February 8, 2007 to Revolving Credit and Security Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          L.B. Foster Company
                                          -------------------
                                          (Registrant)


Date:  February 9, 2007
       ----------------
                                          /s/David J. Russo
                                          -----------------
                                          David J. Russo
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


10.0.3 Third Amendment dated February 8, 2007 to Revolving Credit and Security Agreement.